UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 13, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-6453             95-2095071
         --------                     ------             ----------
         (State of Incorporation)     (Commission        (I.R.S. Employer
                                      File Number)       Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
                                                                            ----

Section 8 - Other Events
------------------------

Item 8.01         Other Events                                               3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01         Financial Statements and Exhibits                          3

Signature                                                                    4

Exhibits:
  99.1     News release dated July 13, 2005

NATIONAL SEMICONDUCTOR CORPORATION

Item 8.01       OTHER EVENTS

     On July 13, 2005, National Semiconductor Corporation announced plans to close its assembly and test plant in Toa Payoh, Singapore. A copy of the news release is attached as Exhibit 99.1 and 99.2.

The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

         (c )  Exhibits
               --------

Exhibit No.     Description of Exhibit
-----------     ----------------------

  99.1 News release dated July 13, 2005 issued by National Semiconductor Corporation*

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATIONAL SEMICONDUCTOR CORPORATION

Dated:  July 14, 2005                 //S// Jamie E. Samath
                                      ---------------------
                                      Jamie E. Samath
                                      Corporate Controller
                                      Signing on behalf of the registrant and
                                      as principal accounting officer

Media Contact:                            Financial:
Jeff Weir                                 Long Ly
National Semiconductor                    National Semiconductor
(408) 721-5199 or (408) 242-4827          (408) 721-5007
jeff.weir@nsc.com                         invest.group@nsc.com
-----------------                         --------------------



National Semiconductor Will Close Assembly and Test Plant in Singapore to Accelerate Cost Savings

SANTA CLARA, Calif. - July 13, 2005 - National Semiconductor Corporation (NYSE:NSM) today announced plans to close its assembly and test plant in Toa Payoh, Singapore. The closure is consistent with National's ongoing program to maximize resources and support for the company's analog businesses.

Following National's March 10, 2005, announcement to seek a buyer for its Singapore plant, the company has now decided to accelerate its cost savings by closing the plant and consolidating its production volume into National's two other assembly and test plants in Melaka, Malaysia, and Suzhou, China.

A majority of the equipment that is currently in Singapore will be transferred to the other assembly and test plants and utilized to support ongoing products and customers. However, the closure will impact approximately 950 employees, including professional staff, technicians and operators. The management team in Singapore will work with local government agencies and other employers on job placement opportunities for affected employees.

In connection with the shutdown, the company currently estimates that it will incur charges in the range of $27 million to $30 million during the first quarter of fiscal 2006, primarily for severances. The majority of the activities associated with the closure, including equipment transfers to other plants, are expected to take place over nine to 12 months. The company expects to eventually achieve quarterly cost savings of $4 million to $6 million from this action.

National's financial release and conference call for the first quarter of fiscal 2006, ending August 28, 2005, are scheduled for September 8, 2005. During the conference call, the company will discuss financial results and forward outlook.

About National Semiconductor
National Semiconductor, the industry's premier analog company, creates high-value analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, communication interface products and data conversion solutions. National's key analog markets include wireless handsets, displays and a variety of broad electronics markets, including medical, automotive, industrial, and test and measurement applications. Headquartered in Santa Clara, California, National reported sales of $1.91 billion for fiscal 2005, which ended May 29, 2005. Additional company and product information is available at www.national.com.

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